Exhibit (n)(1)

PACIFIC SELECT FUND

AMENDED AND RESTATED MULTI-CLASS PLAN

SCHEDULE A

Funds	Class I	Class P
Developing Growth Portfolio (formerly named Small-Cap Growth Portfolio)	X	X
International Value Portfolio	X	X
Long/Short Large-Cap Portfolio	X	X
International Small-Cap Portfolio	X	X
Equity Index Portfolio	X	X
Mid-Cap Value Portfolio	X	X
Small-Cap Index Portfolio	X	X
Dividend Growth Portfolio	X	X
Large-Cap Value Portfolio	X	X
Technology Portfolio	X	X
Short Duration Bond Portfolio	X	X
Floating Rate Loan Portfolio	X	X
Diversified Bond Portfolio	X	X
Growth Portfolio	X	X
Health Sciences Portfolio	X	X
Mid-Cap Equity Portfolio	X	X
Large-Cap Growth Portfolio	X	X
International Large-Cap Portfolio	X	X
Small-Cap Value Portfolio	X	X
Main Street® Core Portfolio	X	X
Emerging Markets Portfolio	X	X
High Yield Bond Portfolio	X	X
Managed Bond Portfolio	X	X
Inflation Managed Portfolio	X	X
Comstock Portfolio	X	X
Mid-Cap Growth Portfolio	X	X
Real Estate Portfolio	X	X
Small-Cap Equity Portfolio	X	X
Focused Growth Portfolio	X	X
Inflation Strategy Portfolio	X	X
Floating Rate Income Portfolio	X	X
Emerging Markets Debt Portfolio	X	X
Currency Strategies Portfolio	X	X
Global Absolute Return Portfolio	X	X
Value Advantage Portfolio	X	X
Equity Long/Short Portfolio	X	X
Core Income Portfolio	X	X
Diversified Alternatives Portfolio	X
Small-Cap Growth Portfolio		X

Pacific Dynamix – Conservative Growth Portfolio	X
Pacific Dynamix — Moderate Growth Portfolio	X
Pacific Dynamix — Growth Portfolio	X
PD Large-Cap Value Index Portfolio		X
PD Large-Cap Growth Index Portfolio		X
PD Small-Cap Value Index Portfolio		X

Funds	Class I	Class P
PD Small-Cap Growth Index Portfolio		X
PD Aggregate Bond Index Portfolio		X
PD High Yield Bond Index Portfolio		X
PD International Large-Cap Portfolio		X
PD Emerging Markets Portfolio		X
PD 1-3 Year Corporate Bond Portfolio		X

Portfolio Optimization Conservative Portfolio	X
Portfolio Optimization Moderate-Conservative Portfolio	X
Portfolio Optimization Moderate Portfolio	X
Portfolio Optimization Growth Portfolio	X
Portfolio Optimization Aggressive-Growth Portfolio	X

Class D
PSF DFA Balanced Allocation Portfolio	X

 EFFECTIVE:  October 31, 2016